UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884		98-0081645

(Commission File Number)		(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida		33132

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     On June 7, 2006, Royal Caribbean Cruises Ltd. entered into an underwriting agreement with Goldman, Sachs & Co., Barclays Capital Inc., BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, DnB NOR Markets, Inc., J.P. Morgan Securities Inc., Morgan Keegan & Company, Inc. and Scotia Capital (USA) Inc., as underwriters, with respect to the offer and sale of $550,000,000 principal amount of its 7.00% Senior Notes due 2013 and $350,000,000 principal amount of its 7.25% Senior Notes due 2016, pursuant to its Registration Statement on Form S-1, File No. 333-115090. The form of underwriting agreement is attached hereto as Exhibit 99.1 and is incorporated by reference into such Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Form of underwriting agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 7, 2006	By:	/s/ Luis E. Leon

			Name:	Luis E. Leon
			Title:	Executive Vice President and Chief Financial Officer